Statements of Income (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Self-storage rental income	$ 1,741,185	$ 1,790,533
Ancillary operating revenue	146,980	129,303
Interest and other income	23	225
TOTAL	1,888,188	1,920,061
EXPENSES:
Depreciation	13,096	12,092
Operating	839,802	829,496
General and administrative	302,356	256,129
General partners' incentive management fee	57,637	59,175
Property management fee	93,088	95,767
Total	1,305,979	1,252,659
NET INCOME	582,209	667,402
AGGREGATE INCOME ALLOCATED TO:
General partners	5,822	6,674
Limited partners	576,387	660,728
TOTAL	582,209	667,402
Weighted average limited partnership units outstanding	24,000	24,000
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP PER LIMITED PARTNERSHIP UNIT	$ 24.02	$ 27.53